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                                                                    EXHIBIT 10.2

            STOCK OPTION AGREEMENT (this "Agreement") dated as of May 25th 2005 (the "Grant Date"), between Nastech Pharmaceutical Company Inc., a Delaware corporation (the "Company"), and Gregory L. Weaver (Grantee"), an employee of the Company.

            SECTION 1. Grant of Option. Pursuant to the Nastech Pharmaceutical Company Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to Grantee, as of the Grant Date, an Incentive Stock Option, to purchase an aggregate of 7,500 shares (the "Option Shares") of common stock of the Company, par value $0.006 per share (the "Common Stock"), at an exercise price of $11.54 per share (the "Option") subject to adjustment and the other terms and conditions set forth herein, in the Plan.

            SECTION 2. Grantee Bound by Plan. The Plan is incorporated herein by reference and made a part hereof. The Plan shall govern all aspects of this Agreement except as otherwise specifically stated herein. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. The Plan should be carefully examined before any decision is made to exercise this Option.

            SECTION 3. Exercise of Option.

                  (a) General. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option may be exercised by written notice to the Company at any time and from time to time after the Grant Date; provided, however, that the Option shall not be exercisable for more than the number of shares which are vested in accordance herewith at the time of exercise. The exercise of this Option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Grantee with all applicable requirements of law as set forth in the Plan. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

                  (b) Vesting. Subject to the earlier termination of the Option as provided herein and in the Plan, the Option shall vest as follows:

2,500 Of the shares subject to the Option shall be vested on the first anniversary of the Grant Date.
2,500 Of the shares subject to the Option shall be vested on each succeeding anniversary of the Grant Date.

                  (c) Early Expiration of Option. (i) Upon the termination of Grantee's employment or consulting relationship with the Company (including any subsidiary thereof) for any reason, including death, any portion of the Option granted hereunder that has not been exercised on the date of such termination shall expire in accordance with subsection (ii) or (iii)of this Section 3(c) as applicable.

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                        (ii) In the event that Grantee's employment or
consulting relationship with the Company (including any subsidiary thereof) is terminated by the Company for Cause, Grantee shall automatically forfeit his right to exercise any portion of the Option granted hereunder that has not been exercised as of the date of such termination without regard to whether such portion of the Option had previously vested and such unexercised portion of the Option shall automatically be cancelled effective at the commencement of business on the date of such termination.

                        (iii) In the event that Grantee's employment or consulting relationship with the Company (including any subsidiary thereof) is terminated for any reason other than for Cause, death, or Disability, any unvested portion of the Option granted hereunder shall immediately expire and any vested portion of the Option granted hereunder that has not been exercised as of the date of such termination shall automatically expire, if not exercised beforehand, three months after such termination.

                        (iv) In the event that Grantee's employment or consulting relationship with the Company (including any subsidiary thereof) is terminated due to Grantee's death or Disability, any unvested portion of the Option granted hereunder shall immediately expire and any vested portion of the Option granted hereunder that has not been exercised as of the date of such termination shall automatically expire, if not exercised beforehand, three months after such termination.

                  (d) Normal Expiration of Option. This Option shall not be exercisable after the tenth anniversary of the Grant Date (the "Expiration Date").

            SECTION 4. Exercise of Option and Conditions to Exercise. This Option may not be exercised by Grantee unless the following conditions are met:

                  (a) Notice. This Option shall be exercised by delivering written notice, substantially in the form attached hereto as Exhibit I, to the Company at its principal office addressed to the attention of its Secretary. Such notice shall specify the number of Option Shares with respect to which the Option is being exercised and shall be signed by Grantee. This Option may not be exercised for a fraction of a share of Common Stock;

                  (b) Securities Requirements. Legal counsel for the Company must be satisfied at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and applicable United States federal, state, local and foreign laws; and

                  (c) Payment of Exercise Price. Grantee must pay at the time of exercise the full purchase price for the shares of Common Stock being acquired hereunder (i) in cash or its equivalent or (ii) pursuant to such other method as the Committee may approve from time to time. Please refer to the Plan for a complete description of the methods for exercise, payment and delivery of Option Shares, including requirements for the payment of withholding taxes applicable thereto.

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            SECTION 5. Transferability. This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution (in which case, the transferee shall succeed to the rights and obligations of Grantee hereunder) and is exercisable during Grantee's lifetime only by Grantee or his guardian or legal representative. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 5, such attempted violation shall be null and void and without effect, and the Company's obligation hereunder shall terminate. If at the time of Grantee's death this Option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death may exercise this Option in accordance with and with respect to the number of shares set forth in Section 3 above. The applicable requirements of Section 4 above must be satisfied in full at the time of any exercise.

            SECTION 6. Administration. Any action taken or decision made by the Company, the Board or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

            SECTION 7. No Rights as Stockholder. Unless and until a certificate or certificates representing shares of Common Stock shall have been issued to Grantee (or any person acting under Section 5 above) pursuant to an exercise hereunder, Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

            SECTION 8. Investment Representation. Grantee hereby acknowledges that the Option Shares shall be acquired for investment without a view to distribution, within the meaning of the Securities Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares of Common Stock under the Securities Act and applicable states securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Grantee also agrees that the Option Shares will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state and that the certificate representing the shares of Common Stock shall contain a legend to such effect.

            SECTION 9. Listing and Registration of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of this Option until completion of such stock exchange listing, or registration, or other

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qualification of such shares under any state and/or federal law, rule or regulation as the Company may reasonably in good faith consider appropriate.

            SECTION 10. Adjustments. (a) Anti-Dilution. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, capitalization, merger, consolidation or otherwise, the Committee shall make appropriate adjustment to the number of Option Shares granted hereunder and the exercise price thereof in order to preserve the position of Grantee and prevent any enlargement or dilution of such position.

                  (b) Certain Transactions. In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Grantee the right to exercise his or her Option as to all or any of the Shares issuable pursuant to the exercise of the Option, including Shares which would not otherwise be then issuable pursuant to the exercise of the Option. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Grantee shall have the right to exercise the Option in whole or in part, including Shares which would not otherwise be then issuable pursuant to the exercise of the Option. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Grantee that the Option shall be exercisable for a period of not less than 15 days from the date of such notice, and the Option will terminate upon the expiration of such period..

                  SECTION 11. Notices. Any notice hereunder to the Company shall be addressed to the Company at 3450 Monte Villa Parkway, Bothell, WA 98021,
Attention: Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

            SECTION 12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

            SECTION 13. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

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            IN WITNESS WHEREOF, the Company and Grantee have executed this
Agreement as of the date first above written.

                                        NASTECH PHARMACEUTICAL COMPANY INC.

                                        /s/ Dr. Steven C. Quay
                                        ----------------------
                                        Dr. Steven C. Quay
                                        President and Chief Executive Officer

GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY THROUGH HIS CONTINUED AND SATISFACTORY EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES AND NOT THROUGH THE GRANT OF THIS OPTION OR THE ACQUISITION OF SHARES HEREUNDER. GRANTEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2002 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Grantee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof except as otherwise specifically stated in this Option Agreement. Grantee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan.

                                        GRANTEE
                                        /s/ Gregory L. Weaver
                                        --------------------------
                                        Name: Gregory L. Weaver

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                                                                       EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

            Reference is hereby made to the [Stock Option Award Agreement] (the "Award Agreement") dated as of May 25th 2005, between Gregory L. Weaver, and Nastech Pharmaceutical Company Inc., a Delaware corporation (the "Company"). The undersigned hereby notifies the Company that its elect to purchase _____________ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $11.54 per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to the undersigned on May 25th 2005, to purchase up to 7,500 shares of the Company's Common Stock.

            Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, the undersigned shall hereby pay to the Company the Exercise Price for the Purchased Shares in accordance with the provisions of the Award Agreement and shall deliver whatever additional documents may be required by the Award Agreement as a condition for exercise.

Date: ____________________

                                        _______________________________________
                                        Name:

                                        Address: ______________________________
                                        _______________________________________
                                        _______________________________________

Print name in exact manner
it is to appear on the
stock certificate:             ________________________

Address to which certificate
is to be sent, if different
from address above:            ________________________
                               ________________________
                               ________________________

Social Security Number         ________________________


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